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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 20, 2006

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                            LOGISTICAL SUPPORT, INC.
                 (Exact Name Of Registrant Specified In Charter)

         UTAH                     000-5022                       41-2029935
(State Of Incorporation)   (COMMISSION FILE NUMBER)            (IRS Employer
                                                             Identification No.)

               19734 Dearborn Street, Chatsworth, California 91311 (Address Of Principal Executive Offices) (Zip Code)

                                 (818) 885-0300
              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, is Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement

         On July 20, 2006, Logistical Support, LLC (the "Subsidiary"), which is the wholly owned subsidiary of Logistical Support, Inc. (the "Registrant"), and Triumph Engineered Solutions, Inc. ("Triumph") entered into a Settlement Agreement dated as of July 18, 2006 (the "New Settlement Agreement") pursuant to which the parties have agreed to settle their disputes arising from a prior settlement agreement between the parties. Under the New Settlement Agreement, the Subsidiary agreed to pay an aggregate of $950,000 to Triumph in accordance with the schedule set forth in the New Settlement Agreement. The obligations of the Subsidiary pursuant to the New Settlement are secured by the assets of the Subsidiary pursuant to a Security Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an
           Off-Balance Sheet Arrangement of a Registrant

         The disclosure set forth in Item 1.01 is incorporated herein.

Item 9.01. Exhibits

Exhibit

   10.1 Settlement Agreement dated as of July 18, 2006 between Logistical Support, LLC and Triumph Engineered Solutions, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           LOGISTICAL SUPPORT, INC.
Date: July 24, 2006                        By /s/ Bruce Littell
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                                           Name: Bruce Littell
                                           Title: Chief Executive Officer


                                  Exhibit Index


Exhibit
Number

10.1 Settlement Agreement dated as of July 18, 2006 between Logistical Support, LLC and Triumph Engineered Solutions, Inc.

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